ETF OPPORTUNITIES TRUST

T-REX 2X Long BULL Daily Target ETF (DKUP)
T-REX 2X Long DKNG Daily Target ETF (BULU)
(collectively the “Funds”)

Each listed on Cboe BZX Exchange, Inc.

Supplement dated February 20, 2026
to the Prospectus and the Statement of Additional Information (“SAI”) dated July 22, 2025, as supplemented from time to time
On February 19, 2026, the Board of Trustees of ETF Opportunities Trust approved a Plan of Liquidation (the “Plan”) for the T-REX 2X Long BULL Daily Target ETF and the T-REX 2X Long DKNG Daily Target ETF (the “Funds”). The Funds commenced operations on July 31, 2025. Tuttle Capital Management, LLC (the “Adviser”), the Funds’ investment advisor, recommended that the Board approve the Plan due to the Funds’ limited prospect for meaningful future asset growth, the ongoing operational costs associated with managing the Funds and the Adviser’s desire to no longer subsidize expenses. As a result, the Board of Trustees concluded that it is in the best interests of the Funds and their shareholders to liquidate the Funds. The Funds are expected to terminate as series of the Trust and liquidate on or about March 23, 2026 (the “Liquidation Date”).
Effective as of the close of regular trading on March 16, 2026, the Funds are closed to new and subsequent investments and the Funds will de-list with its listing exchange. During the time between market close on March 16, 2026, and the Liquidation Date, the Funds’ shares will not be traded on Cboe BZX Exchange, Inc. and there can be no assurance that there will be a market for the sale of the Funds’ shares. Any remaining shareholders on the Liquidation Date will receive a distribution of their remaining investment value in each Fund, after the payment of certain Fund liabilities as provided for in the Plan. The sale or liquidation of your Fund shares will generally be a taxable event. You should consult your tax adviser about your tax situation as concerns the sale of Fund shares and its termination and liquidation.
As shareholders redeem shares of the Funds, the Funds may not be able to achieve their respective investment objective and other investment policies. Accordingly, each Fund may increase its cash holdings and will deviate from its investment objective and other investment policies during the period between March 16, 2026, and the Liquidation Date. The liquidation of each Fund’s portfolio may result in brokerage and transaction costs, which will be borne by each Fund and its shareholders. In addition, the Funds will bear other expenses incurred in connection with carrying out the liquidation as these expenses have been deemed extraordinary expense items.
If you have questions or need assistance, please contact your financial advisor directly or the Funds toll-free at 1-833-759-6110.

This Supplement and the existing Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Funds toll-free at 1-833-759-6110.